Fees Summary	Mar. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,485,000,000
Previously Paid Amount	0
Total Fee Amount	227,353.5
Total Offset Amount	0
Net Fee	$ 227,353.5